UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 30, 2012

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, Suite 2400

390 North Orange Avenue

Orlando, FL 32801

(Address of Principal Executive Offices, including zip code)

(407) 650-0593

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the transactions (the “Transaction”) contemplated by the previously-disclosed Securities Purchase Agreement (the “Purchase Agreement”) entered into by and among Parkway Properties, Inc. (the “Company”) and TPG VI Pantera Holdings, L.P. and described in the Company’s Current Report on Form 8-K filed May 7, 2012, the Company has filed Articles Supplementary reclassifying 16,000,000 shares of the Company’s authorized common stock as Series E Convertible Cumulative Redeemable Preferred Stock, $.001 par value per share, with the Department of Assessments and Taxation of the State of Maryland (the “Articles Supplementary”). The Articles Supplementary became effective on May 30, 2012. The terms, rights, obligations and preferences of the Series E Preferred Stock, as are contained in the Articles Supplementary, are described below.

Ranking

With respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Company, the Series E Preferred Stock ranks (i) senior to the Company’s common stock, par value $.001 per share (the “Common Stock”) and all other classes and series of capital stock of the Company that do not expressly rank on parity with or senior to the Series E Preferred Stock; (ii) on parity with (x) the Company’s 8.00% Series D Cumulative Redeemable Preferred Stock, par value $.001 per share, and (y) any preferred stock of the Company created after the closing (the “Closing”) of the Transaction that expressly ranks on parity with the Series E Preferred Stock; and (iii) junior to any class or series of preferred stock of the Company created after the Closing that expressly ranks senior to the Series E Preferred Stock.

Dividend Rights

The Series E Preferred Stock will participate in dividends declared and paid on the Common Stock. Until it is converted into Common Stock, the dividend rate applicable to the Series E Preferred Stock will increase to (i) 8.0% per annum of such share’s liquidation preference (which initially is $11.25 per share) beginning 180 days after Closing and continuing until the end of the second full calendar quarter after commencement of such dividend rate (which period will include a stub period and two full calendar quarters) (which dividends may be paid by the Company in kind by issuing additional shares of Series E Preferred Stock), (ii) 12% per annum of such share’s liquidation preference (which initially is $11.25 per share) beginning upon expiration of the period set forth in clause (i) and continuing for four calendar quarters (which dividends must be paid in cash), and (iii) 15% per annum of such share’s liquidation preference (which initially is $11.25 per share) thereafter (which dividends must be paid in cash). These dividends will be net of the amount of any Common Stock participating dividends received by the holders of Series E Preferred Stock during such periods.

Liquidation Rights

Subject to any senior securities of the Company, upon liquidation, dissolution or winding up of the Company, each holder of Series E Preferred Stock will be entitled to a per share amount equal to the greater of: (i) the liquidation preference (which initially is $11.25 per share), plus any accrued and unpaid dividends, whether or not declared, if any, to the date of final distribution upon such liquidation; and (ii) the per share amount such holder would have received had such holder and any other holders of Series E Preferred Stock converted their shares into common stock immediately prior to such liquidation (but without giving effect to the potential 10% increase in the conversion ratio described under “Conversion” below). In the event that conversion of the Series E Preferred Stock is not approved by the Company’s stockholders within 180 days following the Closing, the liquidation preference for the Series E Preferred Stock will be increased by 10% so that it will equal 110% of the amount of such liquidation preference in effect immediately before such increase.

Voting Rights

Holders of Series E Preferred Stock have no voting rights, except that, without the approval of the holders of at least two-thirds of the Series E Preferred Stock, the Company may not create any classes or series of securities that rank senior to the Series E Preferred Stock or amend the Company’s Articles of Incorporation, as amended, or the Articles Supplementary so as to materially and adversely affect any right, preference, privilege or voting power of the Series E Preferred Stock. Authorization or issuance of junior or parity securities will not be deemed to materially and adversely affect the Series E Preferred Stock. Except as required by law, holders of Series E Preferred Stock will have no voting rights with respect to mergers, sales of all or substantially all of the Company’s assets or similar reorganization or change of control transactions.

Redemption Rights

At any time after the fifth anniversary of the Closing, any holder of Series E Preferred Stock has the right to require the Company to purchase all but not less than all of such holder’s Series E Preferred Stock for a per share redemption price equal to the greater of: (a) the per share liquidation preference (which initially is $11.25 per share) of such holder’s Series E Preferred Stock, plus any accrued and unpaid dividends through the redemption date; and (b) the average closing price per share of Company’s Common Stock for the 20 trading days preceding the date the Company receives notice of the exercise, multiplied by the conversion ratio (but without giving effect to the potential 10% increase in the conversion ratio described under “Conversion” below). Upon exercise by any holder of Series E Preferred Stock of such redemption right, the Company may elect to redeem such holder’s shares on the date specified by the holder or on a date that is not later than 180 days after the date specified by the holder. To the extent that the Company does not redeem such holder’s shares on the redemption date (whether due to a lack of available funds or otherwise), dividends on the shares that remain outstanding will be increased by 3.0% per annum.

In addition to the foregoing, in the event that the Company engages in or becomes subject to a change of control transaction, each holder of Series E Preferred Stock has the right to require the Company to purchase all but not less than all of such holder’s Series E Preferred Stock for a per share redemption price equal to the greater of: (a) the per share liquidation preference (which initially is $11.25 per share) of such holder’s Series E Preferred Stock, plus any accrued and unpaid dividends through the redemption date, plus a make-whole feature designed to enable the holders of such Series E Preferred Stock to have received the benefit of dividends on such Series E Preferred Stock through the fifth anniversary of the Closing (calculated without applying a present value discount); and (b) the greater of (x) average closing price per share of Company’s

Common Stock for the 20 trading days preceding the fifth day prior to consummation of the change of control transaction, multiplied by the conversion ratio (but without giving effect to the potential 10% increase in the conversion ratio described under “Conversion” below) and (y) the fair market value of the consideration per share of Common Stock received by Company’s common stockholders in such transaction, multiplied by the conversion ratio (but without giving effect to the potential 10% increase in the conversion ratio described under “Conversion” below). Upon a holder’s exercise of its redemption rights upon a change of control transaction, the Company must redeem such holder’s shares on the date of consummation of the change of control transaction or, in the event the change of control transaction occurs before public announcement thereof, within 30 days following the change of control transaction. To the extent that the Company does not redeem such holder’s shares on the date of consummation of the change of control transaction (whether due to a lack of available funds or otherwise), dividends on the shares that remain outstanding will be increased by 3.0% per annum.

The Company has the right to redeem all (but not less than all) of the Series E Preferred Stock at any time between the first and second anniversaries of the Closing for a per share purchase price equal to the greater of: (a) the per share liquidation preference (which initially is $11.25 per share) of such Series E Preferred Stock, plus any accrued and unpaid dividends through the redemption date, plus a make-whole feature designed to enable the holders of such Series E Preferred Stock to have received the benefit of dividends on such Series E Preferred Stock through the fifth anniversary of the Closing; and (b) the average closing price per share of Company’s Common Stock for the 20 trading days preceding the date the Company gives notice of its intent to purchase such Series E Preferred Stock, multiplied by the conversion ratio (but without giving effect to the potential 10% increase in the conversion ratio described above). If the redemption occurs between the twelfth and fifteenth months after closing of the Transaction, the make-whole amount described above will be calculated by applying a net present value discount equal to the treasury rate; otherwise there will be no present value discount.

Conversion

Upon the approval by the Company’s stockholders of conversion of the Series E Preferred Stock in accordance with NYSE rules and regulations and, if applicable, the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, each share of Series E Preferred Stock will become convertible, at the option of the holder or at the option of the Company, into newly issued shares of Common Stock at an initial conversion ratio equal to one share of Common Stock per share of Series E Preferred Stock, subject to customary anti-dilution adjustments. In the event that the approval by the Company’s stockholders of such conversion has not been obtained within 180 following the closing of the Transaction, the liquidation preference of and conversion ratio applicable to each share of Series E Preferred Stock will be increased by 10% so that they will equal 110% of the amount of the liquidation preference and conversion ratio in effect immediately prior to such adjustment.

A copy of the Articles Supplementary is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 3.1.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

Certain statements in this document that are not in the present or past tense or discuss the Company’s expectations (including the use of the words anticipate, believe, forecast, intends, project, or other similar expressions) are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current belief as to the outcome and timing of future events. Examples of forward-looking statements include projected net operating income, cap rates, internal rates of return, future dividend payment rates, forecasts of FFO accretion, projected capital improvements, expected sources of financing, expectations as to the timing of closing of acquisitions, dispositions, or other transactions, including the Investment, and descriptions relating to these expectations. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve risks and uncertainties (some of which are beyond the control of the Company) and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: changes in the real estate industry and in performance of the financial markets; the demand for and market acceptance of the Company’s properties for rental purposes; the amount and growth of the Company’s expenses; tenant financial difficulties and general economic conditions, including interest rates, as well as economic conditions in those areas where the Company owns properties; risks associated with joint venture partners; the risks associated with the ownership and development of real property; the failure to acquire or sell properties (including Hearst Tower) as and when anticipated; termination of property management contracts; the bankruptcy or insolvency of companies for which Parkway provides property management services or the sale of these properties; the outcome of claims and litigation involving or affecting the Company; the ability to satisfy conditions necessary to close pending transactions; and other risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s business, financial condition, liquidity, cash flows and results could differ materially from those expressed in the forward-looking statements. Any forward looking statements speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. The Company does not undertake to update forward-looking statements except as may be required by law.

Additional Information

This report is being made in respect of, among other things, the Transaction. In connection with such Transaction, the Company will file with the Securities and Exchange Commission a proxy statement and will mail or otherwise disseminate the proxy statement and a form of proxy to its stockholders when it becomes available. Stockholders are encouraged to read the proxy statement (and any other relevant materials) regarding the special meeting of stockholders carefully and in its entirety when it becomes available, and before making any voting decision, as it will contain important information about the matters to be voted on at such special meeting. Stockholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by the Company regarding Parkway Properties, Inc., without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov). These materials also can be obtained, when available, without charge, by directing a request to

Parkway Properties, Inc., 390 North Orange Avenue, Suite 2400, Orlando, Florida 32801, Attention: Investor Relations.

Certain Information Regarding Participants

The Company and its directors and executive officers may be deemed, under Securities and Exchange Commission rules, to be participants in the solicitation of proxies from the Company’s stockholders regarding the matters to be submitted to the Company’s stockholders at a special meeting of the stockholders in connection with the Transaction. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission on March 12, 2012, and its definitive proxy statement for the 2012 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 5, 2012. Additional information regarding the interests of such individuals in the matters to be considered at the Special Meeting will be included in the proxy statement when it is filed with the Securities and Exchange Commission. These documents may be obtained free of charge from the Securities and Exchange Commission’s website at www.sec.gov and the Company’s website at www.pky.com.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

3.1	Articles Supplementary Reclassifying 16,000,000 Shares of Common Stock into Series E Convertible Cumulative Redeemable Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2012

PARKWAY PROPERTIES, INC.

By:	/s/ Mandy M. Pope
Mandy M. Pope
Executive Vice President and Chief
Accounting Officer